================================================================================

                                 EIS FUND, INC.






















                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

================================================================================

CONTENTS

Letter to Shareholders ....................................................    1

Portfolio Summary .........................................................    4

Schedule of Investments ...................................................    5

Statement of Assets and Liabilities .......................................    9

Statement of Operations ...................................................   10

Statement of Changes in Net Assets ........................................   11

Financial Highlights ......................................................   12

Notes to Financial Statements .............................................   13

Results of Annual Meeting of Stockholders .................................   17

Description of Dividend Reinvestment & Cash Purchase Plan .................   18

Summary of General Information ............................................   20

Shareholder Information ...................................................   20

Privacy Policy Notice .....................................................   21










================================================================================

LETTER TO SHAREHOLDERS

                                                                   July 26, 2002

Dear Fellow Shareholder:

Our semi-annual report for EIS Fund, Inc. (the "Fund") covering the six months ended June 30, 2002 follows. At the end of the period, the Fund's net assets were $33.3 million and the Net Asset Value ("NAV") per share was $15.32. The discount from NAV at which the Fund's shares traded improved to (6.98)% at the end of the period from (10.98)% at the beginning of the year. As the investment focus changed to total return, the Fund's portfolio holdings changed from all fixed-income positions to include a much broader diversification across U.S. equities as well.

ECONOMIC AND MARKET SUMMARY

U.S. stock markets in the first half of 2002 continued sliding away from the highs of 2000. Stocks finished flat for the first quarter, only to resume the decline through the second quarter and retest the lows set in the near panic selling immediately following the September 11th tragedy. Compounding concerns from terrorism, markets were rattled by earnings disappointments, mistrust of stock analysts, and growing revelations of corporate impropriety, along with a stream of credit downgrades and bankruptcy filings.

In this environment, the dollar also retreated against the euro and the yen. In dollar terms, these moves strengthened the generally flat performance of equities in Japan and dampened the broad market retreats in Europe. However, they may prove detrimental to the export components of these same economies.

PORTFOLIO PERFORMANCE

We believe that our goal of optimizing total return provides on-going value to our shareholders. Through June 30, 2002, the Fund posted a (10.76)% total return on NAV for the six months as compared with the S&P 500 Index return of (13.15)%, for the same period.

Through the first quarter, stocks were able to maintain some balance as the positives in Energy, Consumer Staples and Materials offset declines in Technology and Telecommunications. Investors saw signs of nascent recovery and pessimists forecast a bear market for bonds.

By the second quarter, most equity sectors succumbed to relentless market pressures. Energy and Materials both finished the half holding slight gains for the year. However, Technology and Telecommunications both suffered additional declines of more than 20% for the quarter, leaving them with substantial negatives for the year. Fixed-income, on the other hand, gave a boost to returns as equity investors sought shelter from the storm.




================================================================================
                                                                               1

OUTLOOK

We remain optimistic that equity fundamentals are improving. Even as terrorism concerns continued, signs of recovery gave reasons for encouragement toward the end of the half. Earnings comparisons began to look better. New data for manufacturers showed that the sharp declines in the rate of capital spending for 2001 were turning favorably for 2002. U.S. exporters began looking forward to improved opportunities, as a falling dollar makes their products increasingly competitive. There remains the short-term risk that heightened sensitivity to concerns such as corporate ethical surprises and threats of terrorism will prevent the market from reflecting the brightening picture for both the economy and corporate earnings. However, over time, it has not proven profitable to fight the Fed, which has repeatedly shown its willingness to encourage the economy.

It seems apparent that recent strength in bonds owes less to favorable prospects for rate reductions than to current volatility in equities, as investors seek safer investments. The recognition that improving economic fundamentals may lead to rising rates will continue to influence adjustments in the fixed-income components of our portfolio.

We strongly believe in diversification as an essential part of our total return investment strategy. This commitment manifests itself in several forms. First, the portfolio is allocated across cash, equity and fixed-income positions. Additionally, diversification is maintained across industry groups and sectors. Finally, there is a further diversification among broad holdings that avoid concentrated positions. These layers help reduce volatility in the value of the portfolio and we believe they will lead to better long-term returns.

SEEKING TO PRODUCE SHAREHOLDER VALUE

In keeping with our value-driven goals, the Fund's Board of Directors started several initiatives to better serve our shareholders.

           Distribution Policy - The Fund continued its high payout monthly distribution policy that was announced last year. These distributions allow shareholders to receive substantial portions of their investment in cash or to continue their holdings in the Fund's stock by reinvesting their distributions in new shares. This policy gives flexibility to our owners and we believe that it will have a continuing positive influence on the level of the Fund's discount to NAV.

           Expense Reduction Plan - As you may be aware, attention to Fund expenses has reduced them substantially in several areas. In addition, Cornerstone Advisors, Inc., the Fund's investment manager, has voluntarily expanded its agreement to waive a significant portion of its management fees, which will result in a lower expense ratio than would otherwise be the case. To further reduce expenses, the Board also announced that it would consider mergers among other funds affiliated with the adviser. We believe that these steps will lead to our Fund having one of the lowest expense ratios among comparable closed-end funds.



================================================================================
2

LETTER TO SHAREHOLDERS (CONCLUDED)

The Board of Directors, the officers, and the investment adviser are mindful of the trust that the Fund's shareholders have placed in us. We know you have a choice, we appreciate your support, and we look forward to continuing our service to you in the future.

Sincerely,



/s/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
Chairman












================================================================================
                                                                               3

--------------------------------------------------------------------------------
EIS FUND, INC.
PORTFOLIO SUMMARY - AS OF JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN SECTORS
                                                               Percent of
    Sector                                                     Net Assets
--------------------------------------------------------------------------------
1.  Financials                                                    15.0
--------------------------------------------------------------------------------
2.  U.S. Government & Agency Obligations                          11.9
--------------------------------------------------------------------------------
3.  Consumer Discretionary                                        10.9
--------------------------------------------------------------------------------
4.  Healthcare                                                    10.7
--------------------------------------------------------------------------------
5.  Information Technology                                        10.5
--------------------------------------------------------------------------------
6.  Industrials                                                    9.1
--------------------------------------------------------------------------------
7.  Consumer Staples                                               7.8
--------------------------------------------------------------------------------
8.  Corporate Obligations                                          6.6
--------------------------------------------------------------------------------
9.  Energy                                                         6.4
--------------------------------------------------------------------------------
10. Telecommunication Services                                     4.1
--------------------------------------------------------------------------------



TOP TEN HOLDINGS, BY ISSUER

                    Percent of
    Holding                                  Sector                  Net Assets
--------------------------------------------------------------------------------
1.  Government National Mortgage      U.S. Government & Agency
          Association                      Obligations                   6.7
--------------------------------------------------------------------------------
2.  U.S. Treasury Notes          U.S. Government & Agency Obligations    5.2
--------------------------------------------------------------------------------
3.  KFW International Finance Inc.       Corporate Obligations           3.4
--------------------------------------------------------------------------------
4.  Wisconsin Electric Power Co.         Corporate Obligations           3.2
--------------------------------------------------------------------------------
5.  Microsoft Corp. Information               Technology                 3.0
--------------------------------------------------------------------------------
6.  Exxon Mobil Corp.                           Energy                   2.9
--------------------------------------------------------------------------------
7.  General Electric Co.                      Industrials                2.6
--------------------------------------------------------------------------------
8.  Wal-Mart Stores, Inc.                Consumer Discretionary          2.5
--------------------------------------------------------------------------------
9.  Pfizer Inc.                                Healthcare                2.3
--------------------------------------------------------------------------------
10. American International Group, Inc.         Financials                2.2
--------------------------------------------------------------------------------




================================================================================
4


--------------------------------------------------------------------------------
EIS FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         No. of         Value
Description                                              Shares        (Note A)
--------------------------------------------------------------------------------

EQUITY SECURITIES - 80.27%
Closed-End Domestic Funds - 1.34%
Gabelli Global Multimedia ....................           21,700       $  151,900
John Hancock Bank & Thrift Opportunity Fund ..           30,000          255,300
Petroleum & Resources Corp. ..................            1,700           38,709
                                                                      ----------
                                                                         445,909
                                                                      ----------
CONSUMER DISCRETIONARY - 10.86%
Carnival Corp. ...............................            2,500           69,225
Clear Channel Communications, Inc.+ ..........            2,500           80,050
Comcast Corp., Special Class A+ ..............            3,200           74,976
CVS Corp. ....................................            2,500           76,500
Delphi Corp. .................................            2,500           33,000
Eastman Kodak Co. ............................            2,500           72,925
Ford Motor Co. ...............................            6,100           97,600
Fortune Brands Inc. ..........................            2,500          139,850
Gannett Co., Inc. ............................            2,500          189,750
Gap, Inc. (The) ..............................            2,900           41,180
General Motors Corp. .........................            2,500          133,625
Harley-Davidson, Inc. ........................            2,500          128,175
Hilton Hotels Corp. ..........................            2,500           34,750
Home Depot, Inc. (The) .......................            7,800          286,494
Limited Brands ...............................            2,500           53,250
Lowe's Companies, Inc. .......................            2,600          118,040
McDonald's Corp. .............................            4,500          128,025
Office Depot Inc. ............................            2,500           42,000
Omnicom Group Inc. ...........................            1,500           68,700
Reebok International Ltd.+ ...................            2,500           73,750
Sears, Roebuck & Co. .........................            2,500          135,750
Staples, Inc.+ ...............................            2,500           49,250
Starbucks Corp. ..............................            2,500           62,125
Target Corp. .................................            3,000          111,420
TJX Companies Inc.(The) ......................            5,000           98,050
Viacom Inc. non-voting Class B+ ..............            6,000          266,220
Wal-Mart Stores, Inc. ........................           15,000          825,150
Walt Disney Co. (The) ........................            6,900          130,410
                                                                      ----------
                                                                       3,620,240
                                                                      ----------

                                                         No. of         Value
Description                                              Shares        (Note A)
--------------------------------------------------------------------------------

CONSUMER STAPLES - 7.81%
Albertson's Inc. .............................            2,500       $   76,150
Anheuser-Busch Companies, Inc. ...............            3,000          150,000
Archer-Daniels-Midland Co. ...................            2,500           31,975
Coca-Cola Co. (The) ..........................            7,000          392,000
Coca-Cola Enterprises ........................            2,500           55,200
Colgate-Palmolive Co. ........................            2,500          125,125
ConAgra Foods, Inc. ..........................            2,500           69,125
General Mills Inc. ...........................            2,500          110,200
Gillette Co. (The) ...........................            3,600          121,932
J.M. Smucker Co.(The) ........................               68            2,321
Kimberly-Clark Corp. .........................            2,500          155,000
Kroger Co. (The)+ ............................            2,700           53,730
PepsiCo, Inc. ................................            5,900          284,380
Philip Morris Companies Inc. .................            5,900          257,712
Procter & Gamble Co. (The) ...................            3,400          303,620
Sara Lee Corp. ...............................            2,600           53,664
Sysco Corp. ..................................            2,500           68,050
Unilever NV, NY Shares .......................            2,500          162,000
Walgreen Co. .................................            3,400          131,342
                                                                      ----------
                                                                       2,603,526
                                                                      ----------
ENERGY - 6.38%
ChevronTexaco Corp. ..........................            3,600          318,600
Conoco Inc. ..................................            2,500           69,500
Exxon Mobil Corp. ............................           23,500          961,620
Halliburton Co. ..............................            2,500           39,850
Occidental Petroleum Corp. ...................            2,500           74,975
Phillips Petroleum Co. .......................            2,500          147,200
Royal Dutch Petroleum Co., NY Shares .........            7,200          397,944
Schlumberger Ltd. ............................            2,500          116,250
                                                                      ----------
                                                                       2,125,939
                                                                      ----------



================================================================================
                                 See accompanying notes to financial statements.
                                                                               5


--------------------------------------------------------------------------------
EIS FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                         No. of         Value
Description                                              Shares        (Note A)
--------------------------------------------------------------------------------

FINANCIALS - 15.04%
AFLAC Inc. ...................................            2,500       $   80,000
Allstate Corp. (The) .........................            2,500           92,450
American Express Co. .........................            5,000          181,600
American International Group, Inc. ...........           10,900          743,707
Bank of America Corp. ........................            7,700          541,772
Bank of New York Co., Inc. (The) .............            2,500           84,375
Bank One Corp. ...............................            3,900          150,072
Capital One Financial Corp. ..................            2,500          152,625
Charles Schwab Corp. (The) ...................            4,600           51,520
Citigroup Inc. ...............................           12,400          480,500
Fannie Mae ...................................            3,400          250,750
Fifth Third Bancorp ..........................            2,500          166,625
FleetBoston Financial Corp. ..................            3,500          113,225
Freddie Mac ..................................            2,500          153,000
Hartford Financial Services Group, Inc. (The) .           3,500          208,145
Household International, Inc. ................            2,500          124,250
John Hancock Financial Services Group, Inc. ..            1,000           35,200
J.P. Morgan Chase & Co. ......................            6,600          223,872
Marsh & McLennan Companies, Inc. .............            1,000           96,600
MBNA Corp. ...................................            2,800           92,596
MetLife, Inc. ................................            2,500           72,000
Morgan Stanley ...............................            3,700          159,396
National City Corp. ..........................            2,500           83,125
U.S. Bancorp .................................            6,600          154,110
Wachovia Corp. ...............................            5,000          190,900
Washington Mutual, Inc. ......................            3,200          118,752
Wells Fargo & Co. ............................            4,200          210,252
                                                                      ----------
                                                                       5,011,419
                                                                      ----------

                                                         No. of         Value
Description                                              Shares        (Note A)
--------------------------------------------------------------------------------

HEALTHCARE - 10.65%
Amgen Inc. ...................................            3,500       $  146,580
Baxter International Inc. ....................            2,500          111,100
Boston Scientific Corp. ......................            2,500           73,300
Cardinal Health, Inc. ........................            2,500          153,525
Eli Lilly & Co. ..............................            3,800          214,320
Genzyme Corp.+ ...............................            2,500           48,100
Guidant Corp. ................................            2,500           75,575
HCA Inc. .....................................            2,500          118,750
Johnson & Johnson ............................           10,000          522,600
Medtronic, Inc. ..............................            4,100          175,685
Merck & Co., Inc. ............................           10,300          521,592
Pfizer Inc. ..................................           22,000          770,000
Pharmacia Corp. ..............................            4,400          164,780
Schering-Plough Corp. ........................            2,000           49,200
Tenet Healthcare Corp. .......................            2,500          178,875
Wyeth ........................................            4,400          225,280
                                                                      ----------
                                                                       3,549,262
                                                                      ----------
INDUSTRIALS - 9.08%
3M Co. .......................................            2,500          307,500
American Power Conversion ....................            2,500           31,575
Boeing Co. (The) .............................            2,800          126,000
Burlington Northern Santa Fe Corp. ...........            2,500           75,000
Caterpillar Inc. .............................            2,500          122,375
Cendant Corp.+ ...............................            3,500           55,580
Concord EFS, Inc.+ ...........................            2,500           75,350
Fed Ex Corp. .................................            2,500          133,500
First Data Corp. .............................            5,000          188,300
General Electric Co. .........................           29,300          851,165
Honeywell International Inc. .................            2,800           98,644
Illinois Tool Works Inc. .....................            2,500          172,300
Lockheed Martin Corp. ........................            2,500          173,750
Masco Corp. ..................................            2,500           67,775
Paychex, Inc. ................................            2,500           78,225
Raytheon Co. .................................            2,500          101,875
Southwest Airlines Co. .......................            2,600           42,016
Tyco International Ltd. ......................            6,600           89,166
United Technologies Corp. ....................            2,500          169,750
Waste Management, Inc. .......................            2,500           65,125
                                                                      ----------
                                                                       3,024,971
                                                                      ----------

================================================================================
See accompanying notes to financial statements.
6


--------------------------------------------------------------------------------
EIS FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                         No. of         Value
Description                                              Shares        (Note A)
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 10.52%
Agilent Technologies, Inc.+ ..................            2,500       $   59,700
Analog Devices, Inc.+ ........................            2,500           74,250
Apple Computer Inc. ..........................            2,500           44,300
Applied Materials, Inc.+ .....................            5,400          102,708
Cisco Systems, Inc.+ .........................           17,000          237,150
Computer Associates International, Inc. ......            2,500           39,725
Corning Inc. .................................            3,200           11,360
Dell Computer Corp.+ .........................            8,600          224,804
Electronic Data Systems Corp. ................            2,500           92,875
Hewlett-Packard Co. ..........................            7,042          107,602
Intel Corp. ..................................           15,200          277,704
International Business Machines Corp. ........            8,500          612,000
JDS Uniphase Corp.+ ..........................            5,000           13,450
Linear Technology Corp. ......................            2,500           78,575
Maxim Integrated Products ....................            2,500           95,825
Microsoft Corp.+ .............................           18,500        1,001,220
Oracle Corp.+ ................................           13,100          124,057
Sanmina-SCI Corp.+ ...........................            2,500           15,775
Solectron Corp.+ .............................            2,800           17,220
Texas Instruments Inc. .......................            6,000          142,200
Transocean Sedco Forex .......................            2,500           77,875
XEROX Corp. ..................................            2,500           17,425
Yahoo! Inc. + ................................            2,500           36,900
                                                                      ----------
                                                                       3,504,700
                                                                      ----------
MATERIALS - 2.08%
Alcoa Inc. ...................................            2,800           92,820
Barrick Gold Corp. ...........................            2,500           47,475
Dow Chemical Co. (The) .......................            3,000          103,140
E.I. Du Pont de Nemours & Co. ................            3,500          155,400
International Paper Co. ......................            2,500          108,950
Placer Dome Inc. .............................            2,500           28,025
Praxair, Inc. ................................            1,000           56,970
Rohm & Haas Co. ..............................            2,500          101,225
                                                                      ----------
                                                                         694,005
                                                                      ----------

                                                         No. of         Value
Description                                              Shares        (Note A)
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES - 4.11%
Alltel Corp. .................................            2,500       $  117,500
AT&T Corp. ...................................            6,000           64,200
BellSouth Corp. ..............................            6,300          198,450
SBC Communications Inc. ......................           16,400          500,200
Verizon Communications Inc. ..................           12,200          489,830
                                                                      ----------
                                                                       1,370,180
                                                                      ----------
UTILITIES - 2.40%
American Electric Power Co., Inc. ............            2,500          100,050
Dominion Resources, Inc. .....................            2,500          164,950
Duke Energy Corp. ............................            3,000           93,300
Edison International+ ........................            2,500           42,500
FirstEnergy Corp. ............................            2,500           83,450
Mirant Corp.+ ................................            2,500           18,250
Reliant Energy, Inc. .........................            2,500           42,250
Southern Co. (The) ...........................            2,500           68,500
TXU Corp. ....................................            2,500          128,500
Williams Companies, Inc. (The) ...............            2,500           14,975
Xcel Energy, Inc. ............................            2,500           41,925
                                                                      ----------
                                                                         798,650
                                                                      ----------
Total Equity Securities
(cost - $29,777,992) .........................                        26,748,801
                                                                      ----------

                                                       Principal
                                                         Amount
                                                        (000's)
                                                        -------
FIXED INCOME SECURITIES - 18.49%
U.S. GOVERNMENT & Agency Obligations - 11.89%
Government National Mortgage Association - 6.71%
        7.00%, 04/15/23 ......................         $   595           623,002
        7.00%, 05/15/22 ......................             141           147,938
        7.50%, 12/15/25 ......................             274           291,489
        8.00%, 08/15/24 ......................             332           355,455
        8.00%, 01/15/25 ......................             208           222,482
        8.50%, 07/15/17 ......................             238           259,000
        8.50%, 05/15/21 ......................              63            68,312
        10.00%, 01/15/18 .....................             239           268,223
                                                                      ----------
                                                                       2,235,901
                                                                      ----------
================================================================================
                                 See accompanying notes to financial statements.
                                                                               7


--------------------------------------------------------------------------------
EIS FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------
                                                        Principal
                                                         Amount        Value
Description                                              (000's)      (Note A)
--------------------------------------------------------------------------------

U.S. TREASURY NOTES - 5.18%
3.00%, 01/31/04 ..............................         $   600        $  603,913
3.00%, 02/29/04 ..............................             500           502,910
3.625%, 03/31/04 .............................             400           406,184
6.00%, 08/15/04 ..............................             200           212,473
                                                                      ----------
                                                                       1,725,480
                                                                      ----------
TOTAL U.S. GOVERNMENT &
Agency Obligations - .........................                         3,961,381
                                                                      ----------
CORPORATE OBLIGATIONS - 6.60%
KFW International Finance Inc., Notes 7.20%
     03/15/14 ................................           1,000         1,138,180
Wisconsin Electric Power Co., 7.25%,
     08/01/04 ................................           1,000         1,063,050
                                                                      ----------
TOTAL CORPORATE OBLIGATIONS ..................                         2,201,230
                                                                      ----------
TOTAL FIXED INCOME SECURITIES
     (cost - $5,820,007) .....................                         6,162,611
                                                                      ----------
SHORT-TERM INVESTMENT - 0.92%
REPURCHASE AGREEMENT - 0.92%
Bear, Stearns & Co. Inc.
     (Agreement dated 06/28/02 to
     be repurchased at $307,752)
     1.92%, 07/01/02
     (cost - $307,703) .......................             308           307,703
                                                                      ----------
TOTAL INVESTMENTS - 99.68%
(cost - $35,905,702) (Notes A, C) ............                        33,219,115
                                                                      ----------
OTHER ASSETS IN EXCESS OF
LIABILITIES - 0.32% ..........................                           105,504
                                                                      ----------
Net Assets - 100.00% .........................                       $33,324,619
                                                                     ===========
+ Non-income producing security



================================================================================
See accompanying notes to financial statements.
8


--------------------------------------------------------------------------------
EIS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value  (Cost $35,905,702) (Note A) ....................   $ 33,219,115
Cash collateral received for securities loaned (Note E) ...............        680,405
Receivables:
        Interest ......................................................         87,043
        Dividends .....................................................         33,723
        Reclaims ......................................................             47
Prepaid expenses and other assets .....................................         32,277
                                                                          ------------
Total Assets ..........................................................     34,052,610
                                                                          ------------
LIABILITIES
Payables:
        Upon return of securities loaned (Note E) .....................        680,405
        Investment management fees (Note B) ...........................         19,815
        Directors fees ................................................         10,251
        Other accrued expenses ........................................         17,520
                                                                          ------------
Total Liabilities .....................................................        727,991
                                                                          ------------
NET ASSETS (applicable to 2,174,766 shares of common stock outstanding)   $ 33,324,619
                                                                          ============

NET ASSET VALUE PER SHARE ($33,324,619 ./. 2,174,766) .................   $      15.32
                                                                          ============
NET ASSETS CONSISTS OF
Capital stock, $0.01 par value; 2,174,766 shares issued and outstanding
        (15,000,000 shares authorized) ................................   $     21,748
Paid-in capital .......................................................     38,949,860
Distributions in excess of net investment income ......................     (1,884,677)
Accumulated net realized loss on investments ..........................     (1,075,725)
Net unrealized depreciation in value of investments ...................     (2,686,587)
                                                                          ------------
Net assets applicable to shares outstanding ...........................   $ 33,324,619
                                                                          ============


================================================================================
                                 See accompanying notes to financial statements.
                                                                               9


--------------------------------------------------------------------------------
EIS FUND, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME Income (Note A):
        Dividends ..............................................    $   193,011
        Interest ...............................................        339,604
        Less: Foreign taxes withheld ...........................           (928)
                                                                    -----------
        Total Investment Income ................................        531,687
                                                                    -----------

Expenses:
        Investment management fees (Note B) ....................        185,243
        Audit and legal fees (Note B) ..........................         56,258
        Printing ...............................................         29,143
        Administration fees ....................................         24,795
        Directors' fees ........................................         18,680
        Accounting fees ........................................         13,940
        NYSE listing fees ......................................         12,607
        Transfer agent fees ....................................         11,511
        Custodian fees .........................................          7,638
        Insurance ..............................................          5,266
        Other ..................................................          2,544
                                                                    -----------
        Total Expenses .........................................        367,625
        Less:  Fees paid indirectly (Note B) ...................        (32,432)
        Less:  Management fee waivers ..........................        (60,569)
                                                                    -----------
                Net Expenses ...................................        274,624
                                                                    -----------
        Net Investment Income ..................................        257,063
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments .............................       (984,593)
Net change in unrealized appreciation in value of investments ..     (3,558,861)
                                                                    -----------
Net realized and unrealized loss on investments ................     (4,543,454)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........    $(4,286,391)
                                                                    ===========

================================================================================
See accompanying notes to financial statements.
10


--------------------------------------------------------------------------------
EIS FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

        For the Six     For the
        Months ended    Year Ended
        June 30, 2002   December 31,
        (unaudited)     2001

DECREASE IN NET ASSETS
Operations:
        Net investment income ...................................................   $     57,063     $ 1,138,302
        Net realized gain/(loss) on investments .................................       (984,593)        311,603
        Net change in unrealized appreciation in value of investments ...........     (3,558,861)        221,216
                                                                                    ------------     -----------
                Net increase/decrease in net assets resulting from operations ...     (4,286,391)      1,671,121
                                                                                    ------------     -----------

Dividends and distributions to shareholders (Note A):
        Net investment income ...................................................       (246,991)     (1,444,190)
        In excess of net investment income ......................................     (1,894,749)       (182,628)
                                                                                    ------------     -----------
        Total dividends and distributions to shareholders .......................     (2,141,740)     (1,626,818)
                                                                                    ------------     -----------

Capital stock transactions (Note D):
        Proceeds from 13,675 shares newly issued in reinvestment of distributions        205,270            --
        Cost of shares repurchased ..............................................           --          (136,980)
                                                                                    ------------     -----------
        Net increase/(decrease) in net assets resulting from capital
        stock transactions ......................................................        205,270        (136,980)
                                                                                    ------------     -----------
        Total decrease in net assets ............................................     (6,222,861)        (92,677)
                                                                                    ------------     -----------
NET ASSETS
Beginning of period .............................................................     39,547,480      39,640,157
                                                                                    ------------     -----------

End of period ...................................................................   $ 33,324,619    $ 39,547,480
                                                                                    ============    ============



================================================================================
                                 See accompanying notes to financial statements.
                                                                              11


--------------------------------------------------------------------------------
EIS FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                       For the Six
                                                      Months Ended
                                                      June 30, 2002                   For the Years Ended December 31,
                                                      (unaudited)          2001        2000       1999        1998       1997
                                                      -----------          ----        ----       ----        ----       ----

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of period ................   $   18.30        $   18.28  $    17.62  $   18.78  $   18.52  $   18.23
                                                        ---------        ---------  ----------  ---------  ---------  ---------
Net investment income ...............................        0.12             0.52        1.07       1.03       1.06       1.08
Net realized and unrealized gain/(loss)
on investments ......................................       (2.10)            0.24        0.63      (1.20)      0.23       0.38
                                                        ---------        ---------  ----------  ---------  ---------  ---------
Net increase/(decrease) in net assets
resulting from operations ...........................       (1.98)            0.76        1.70      (0.17)      1.29       1.46
                                                        ---------        ---------  ----------  ---------  ---------  ---------
Dividends and distributions to shareholders:
        Net investment income .......................       (0.12)           (0.66)      (1.05)     (1.01)     (1.03)     (1.17)
        Net realized gain on investments ............       --               (0.09)       --         --         --         --
        In excess of net investment income ..........       (0.87)         --             --         --         --         --
                                                        ---------        ---------  ----------  ---------  ---------  ---------
Total dividends and distributions to
shareholders ........................................       (0.99)           (0.75)      (1.05)     (1.01)     (1.03)     (1.17)
                                                        ---------        ---------  ----------  ---------  ---------  ---------
Capital stock transactions:
        Anti-dilutive effect due to capital
        shares repurchased ..........................       --               0.01        0.01       0.02        --         --
        Dilutive effect due to shares newly issued in
        reinvestment of distributions ...............       (0.01)           --           --         --         --         --
                                                        ---------        ---------  ----------  ---------  ---------  ---------
Total capital stock transactions ....................       (0.01)            0.01        0.01       0.02       --         --
                                                        ---------        ---------  ----------  ---------  ---------  ---------
Net asset value, end of year ........................   $   15.32        $   18.30  $    18.28  $   17.62  $   18.78  $   18.52
                                                        =========        =========  ==========  =========  =========  =========
Market value, end of year ...........................   $   14.25        $   16.290 $    15.875 $   14.250 $   16.560 $   16.750
                                                        =========        =========  ==========  =========  =========  =========
Total investment return (a) .........................       (6.75)%           8.91%      19.02%     (8.39)%     5.55%     14.51%
                                                        =========        =========  ==========  =========  =========  =========
RATIOS/SUPPLEMENTAL DATA
        Net assets, end of period (000 omitted) ....    $  33,325        $  39,547  $   39,640  $  38,283  $  41,069  $  40,490
        Ratio of expenses to average net assets,
                excluding fee waivers and fees paid
        indirectly, if any ..........................        1.98%(b)(c)      3.01%       1.06%      1.05%      0.97%      1.08%
        Ratio of net investment income to
                average net assets ..................        1.39%(c)         2.77%       5.97%      5.60%      5.62%      5.89%
        Portfolio turnover ..........................       69.27%            0.00%      15.87%     16.09%     15.88%      2.91%

---------------

           (a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
           (b) Ratio of expenses to average net assets, net of fee waivers and of fees paid indirectly is 1.48%.
           (c) Annualized.


================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
EIS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

EIS Fund, Inc. (the "Fund") was incorporated on March 16, 1973 and commenced investment operations on May 15, 1973. As a result of a Special Meeting of Stockholders held on December 27, 2001, the Fund, formerly known as the Excelsior Income Shares, Inc., (d/b/a EIS Fund) changed its name. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2002, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial Institutions subject to the sellers agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

Beginning January 1, 2001, the revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), requires funds to begin to amortize all premiums and accrete all discounts on fixed income securities. Upon initial adoption on January 1, 2001, the cumulative net amount of accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding through December 31, 2000 was immaterial. The impact of the change was also immaterial to the Fund's net investment income, net unrealized appreciation of investments and net realized gain on investments for the year ended December 31, 2001.


================================================================================
                                                                              13

--------------------------------------------------------------------------------
EIS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------


The revised Guide also requires funds to classify gains and losses realized on the paydown of mortgage-backed securities as an adjustment to interest income on its statement of operations. Such net paydown gains, which had been previously included as a part of realized gain/loss from security transactions, amounted to $7,348 in 2001.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes. The Fund had a capital loss carryforward on December 31, 2001 of $91,132 which expires in 2008. Differences between capital loss carryforwards on a book and tax basis primarily relate to timing of the recognition of losses for U.S. federal income tax purposes. There is no undistributed ordinary income on a tax basis.

DISTRIBUTIONS OF INCOME AND GAINS: Effective January 2002, the Fund initiated a fixed, monthly distribution to shareholders. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains or a tax-free return of capital. Prior thereto, the Fund distributed at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

NOTE B. AGREEMENTS

Cornerstone Advisors, Inc. ("Cornerstone") serves as the Fund's investment manager with respect to all investments. As compensation for its management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Through December 31, 2002, Cornerstone has voluntarily agreed to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, legal fees, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to 1.50% of the first $30,000,000 of annual average net assets, and 1% of average annual net assets in excess of $30,000,000. For the six, months ended Cornerstone earned $185,243 for investment management services, of which Cornerstone waived $60,569.

Included in the Statement of Operations, under the caption Fees paid indirectly, are expense offsets of $32,432 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $32,400 for the six months ended June 30, 2002 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.

At June 30, 2002, pursuant to regulatory filings, a single shareholder and his affiliates owned approximately 34% of the outstanding shares of the Fund based on a Schedule 13G/A filing with the Securities and Exchange Commission on February 15, 2002.


================================================================================
14

--------------------------------------------------------------------------------
EIS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------


NOTE C. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2002 was $36,001,682. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $2,782,567 was composed of gross appreciation of $972,183 for those investments having an excess of value over cost and gross depreciation of $3,754,750 for those investments having an excess of cost over value.

For the six months ended June 30, 2002, purchases and sales of securities, other than short-term investments, were $38,107,775 and $22,610,673 respectively.

NOTE D. SHARE REPURCHASE PROGRAM

Pursuant to Section 23 of the Investment Fund Act of 1940, the Fund may in the future purchase shares of its own common stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 2001, the Fund purchased 8,000 shares in the open market at a cost of $136,980. These purchases were made at a weighted average discount to net asset value of 19.59%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with shares repurchased held in treasury. There were no share repurchases for the six months ended June 30, 2002.

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 331/3% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at June 30, 2002, were $630,027 and $680,405, respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities.

During the six months ended June 30, 2002, the Fund earned $225 in securities lending income which is included under the caption Interest in the Statement of Operations.

NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at June 30, 2002.

                                          PRINCIPAL
                                           AMOUNT                        MARKET
ISSUER                                     (000'S)        MATURITY        VALUE
------                                     -------        --------        -----

Federal Home Loan Mortgage
        Corp. (interest only)               $6,110          5/15/31     $683,717

NOTE G. SUBSEQUENT EVENTS

Effective July 1, 2002, Cornerstone has voluntarily agreed to waive its management fees to the Fund to the extent that monthly operating expenses exceed 0.1% of net assets, calculated monthly.

On August 2, 2002 the Fund's Board of Directors approved the merger (the "Merger") of The Cornerstone Strategic Return Fund, Inc. ("CRF") with and into the Fund. If the Merger receives shareholder approval, CRF will cease to exist and the Fund will be the surviving legal corporation and substantially all of the shares of common stock of CRF will be converted into an equivalent dollar



================================================================================
                                                                              15

--------------------------------------------------------------------------------
EIS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

amount of full shares of common stock of the Fund based on the relative net asset value of the Fund and CRF. The Fund will not issue any fractional shares to CRF shareholders that do not participate, in its dividend reinvestment plan. The Fund's transfer agent will aggregate the fractional shares, sell the resulting full shares on the New York Stock Exchange at the current market price for the shares and remit the cash proceeds to CRF's shareholders in proportion to their fractional shares. Consummation of the Merger is subject to a number of conditions, including shareholder approval and certain regulatory approvals. Upon consummation of the Merger, the Fund expects to change its name to "Cornerstone Total Return Fund, Inc."

Effective August 12, 2002, the Fund has entered into a Securities Services Agreement with Fifth Third Bank (which was approved by the Board of Directors on August 2, 2002) to act in the capacity of the Fund's stock transfer agent and registrar.














================================================================================
16

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

On April 18, 2002, the Annual Meeting of Stockholders of EIS Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To elect the following Directors of the Fund:

Directors                           For                Against
Ralph W. Bradshaw               1,780,735              95,422
Gary A. Bentz                   1,780,935              95,222
Andrew A. Strauss               1,837,918              38,239
Glenn W. Wilcox                 1,839,926              36,231
Scott B. Rogers                 1,837,478              38,679

(1) To ratify the selection of Tait, Weller & Baker as independent accountants for the year ending December 31, 2002.

                                  For               Against             Abstain
                               1,834,833            27,119              14,205










================================================================================
                                                                              17

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify Fifth Third Bank, (the "Agent"), Corporate Trust Operations, at 38 Fountain Square Plaza, Mail Drop - 10AT66-3212, Cincinnati, OH 45202. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend. Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.


================================================================================
18

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.













================================================================================
                                                                              19

SUMMARY OF GENERAL INFORMATION

The Fund - EIS Fund, Inc. is a closed-end, diversified investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income by investing primarily all of its assets in equity securities of U.S. and non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as American Depositary Receipts or other forms of depositary receipts which trade in the United States. The Fund is managed by Cornerstone Advisors, Inc.

SHAREHOLDER INFORMATION

The Fund is listed on the New York Stock Exchange (symbol "EIS"). The share price is published in: The New York Times (daily) under the designation "EIS Fd" and The Wall Street Journal (daily) and Barron's (each Monday) under the designation "EIS Fund." The net asset value per share is published under "Closed-End Funds" each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's under the designation "EIS Fund."

--------------------------------------------------------------------------------
NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT EIS FUND, INC. MAY FROM TIME TO TIME PURCHASE SHARES OF ITS CAPITAL STOCK IN THE OPEN MARKET.
--------------------------------------------------------------------------------












================================================================================
20

PRIVACY POLICY NOTICE

The following is a description of EIS Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.











================================================================================
                                                                              21

DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw                  Chairman of the Board of
                                   Directors and President
Gary A. Bentz                      Director, Vice President
                                   and Treasurer
Scott B. Rogers                    Director
Andrew A. Strauss                  Director
Glenn W. Wilcox, Sr.               Director
Thomas R. Westle                   Secretary

INVESTMENT MANAGER                 STOCK TRANSFER AGENT AND
Cornerstone Advisors, Inc.              REGISTRAR
One West Pack Square               Fifth Third Bank
Suite 1650                         Corporate Trust Operations
Asheville, NC 28801                38 Fountain Square Plaza
                                   Mail Drop #10AT66-3212
ADMINISTRATOR                      Cincinnati, OH 45202
Bear Stearns Funds
        Management Inc.            INDEPENDENT ACCOUNTANTS
383 Madison Avenue                 Tait, Weller & Baker
New York, NY 10179                 8 Penn Center
                                   Philadelphia, PA 19103
CUSTODIAN
Custodial Trust Company            LEGAL COUNSEL
101 Carnegie Center                Spitzer & Feldman P.C.
Princeton, NJ 08540                405 Park Avenue
                                   New York, NY 10022
EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179

For shareholder inquiries, registered shareholders should call (800) 837-2755. For general inquiries, please call (212) 272-2093.




                                      EIS
                                     LISTED
                                    NYSE(R)











This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


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                                 EIS FUND, INC.



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